UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2024

Turnstone Biologics Corp.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41747	83-2909368
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9310 Athena Circle, Suite 300
La Jolla, California		92037
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (347) 897-5988

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.001 par value)	TSBX	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On August 14, 2024, Turnstone Biologics Corp. (the “Company”) issued a press release announcing financial results for the three and six months ended June 30, 2024 and other business highlights. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in Item 2.02 in this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 7.01 Regulation FD Disclosure.

On August 14, 2024, Turnstone Biologics Corp. (the “Company”) issued a press release announcing initial data from its Phase 1 clinical trials evaluating TIDAL-01. A copy of the press release is being furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

On August 14, 2024, the Company updated its corporate presentation on the Company’s website to provide updates for the data. A copy of such presentation will be available on the Company’s investor relations website at https://ir.turnstonebio.com/. Any other information contained in, or that can be accessed through, the Company’s website is not a part of this filing.

The information furnished in this Item 7.01 (including Exhibit 99.2) and the presentation materials shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Exchange Act or the Securities Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated August 14, 2024, titled "Turnstone Biologics Corp. Reports Second Quarter 2024 Financial Results and Provides Recent Business Highlights"
99.2	Press Release dated August 14, 2024, titled "Turnstone Biologics Corp. Reports Positive Initial Data from Phase 1 Trial of TIDAL-01 in Metastatic Colorectal Cancer"
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TURNSTONE BIOLOGICS CORP.

Date: August 14, 2024	By:	/s/ Sammy Farah
Sammy Farah, M.B.A., Ph.D.
President and Chief Executive Officer and Director